Exhibit 10.1

Execution Version

FIRST AMENDMENT TO FACILITY AGREEMENT

FIRST AMENDMENT TO FACILITY AGREEMENT (this “Amendment”) dated as of September 28, 2021, by and between SIENTRA, INC., a Delaware corporation (the “Borrower”), and DEERFIELD PARTNERS, L.P., as Agent and Lender (the “Agent”).

RECITALS:

A. The Borrower, the other Loan Parties (as defined in the Facility Agreement) party thereto from time to time, the Agent and certain lenders party thereto (the “Lenders”) are parties to that certain Facility Agreement, dated as of March 11, 2020 (as may be amended, modified and supplemented and in effect from time to time, the “Facility Agreement”; and, except as otherwise herein expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Facility Agreement), which Facility Agreement provides, among other things, for the issuance by the Borrower of Convertible Notes in an initial aggregate principal amount equal to $60,000,000.

B. Borrower has requested certain amendments to the Facility Agreement and the Convertible Notes as described herein and the Agent and the Lenders have agreed to such amendments.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment of Facility Agreement. Effective as of the Effective Date (as hereinafter defined), the Facility Agreement is hereby amended as follows:

(a) Section 5.12(b) of the Facility Agreement is hereby amended and restated in its entirety as follows:

“(b) The Borrower shall provide, free from preemptive rights, out of the Borrower’s authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for conversion of the Convertible Notes held by the Lenders from time to time as such Convertible Notes are presented for conversion (assuming that at the time of computation of such number of shares of Common Stock, all such Convertible Notes would be converted by Lenders into Conversion Shares without regard to any limitation on conversion) and cause all shares of Common Stock issued upon conversion of the Convertible Notes held by the Lenders to be fully paid and free from all taxes, liens and charges with respect to the issue thereof. The Conversion Shares may, at the option of the applicable Lender (in its sole discretion), be issued without registration thereof under the Securities Act.”

(b) Schedule 1 to the form of Convertible Note attached as Exhibit A to the Facility Agreement is amended by amending and restating the last sentence of the definition of “Additional Share Coefficient” contained therein as follows:

“If the actual Share Price Result is greater than $[•] per share (subject to adjustment in the same manner as the Conversion Price as provided in Section 2 of this Note), or if the actual Shares Price Result is less than $[•] per share (subject to adjustment in the same manner as the Conversion Price as provided in Section 2 of this Note), then no additional shares shall be issuable.”

(c) Schedule 1 to the Convertible Note issued to Deerfield Partners, L.P. and dated March 11, 2020 in the original principal amount of $60,000,000 is amended by amending and restating the last sentence of the definition of “Additional Share Coefficient” contained therein as follows:

“If the actual Share Price Result is greater than $30.00 per share (subject to adjustment in the same manner as the Conversion Price as provided in Section 2 of this Note), or if the actual Shares Price Result is less than $1.50 per share (subject to adjustment in the same manner as the Conversion Price as provided in Section 2 of this Note), then no additional shares shall be issuable.”

Section 2. Effective Date. Subject to the satisfaction of the conditions set forth in Section 4 hereof, this Amendment shall be effective as of the date of this Amendment (the “Effective Date”).

Section 3. Representations. Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a) Each of the representations and warranties of such party contained or incorporated in the Facility Agreement, as amended by this Amendment, or any of the other Loan Documents, is true and correct in all material respects on and as of the date hereof except if any such representation or warranty was made as of a specific date, then the same shall have been true and correct in all material respects as of such specific date;

(b) As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated hereby, no Default or Event of Default has occurred and is continuing;

(c) Such party has all necessary partnership power and authority, as applicable, to execute, deliver and perform its obligations under this Amendment; the execution, delivery and performance of this Amendment has been duly authorized by all necessary partnership action on the part of such party; and this Amendment has been duly and validly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(d) This Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation, or any Constituent Document of Borrower, or any order of any Governmental Authority and (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon Borrower or any of its assets.

Section 4. Conditions to the Effectiveness of this Amendment. It shall be a condition precedent to the effectiveness of this Amendment that each of the following conditions are satisfied:

(a) Borrower shall have executed and delivered a counterpart of this Amendment to the Agent;

(b) Each Lender shall have executed and delivered a counterpart of this Amendment to the Agent; and

(c) Payment of fees and expenses of the Agent (including those of Sullivan & Cromwell LLP).

Section 5. Ratification. Except as modified herein, all of the Loan Documents are hereby ratified and confirmed on behalf of the parties hereto and thereto.

Section 6. Miscellaneous.

(a) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

(b) Amendments, Etc. The terms of this Amendment may be waived, modified and amended only by an instrument in writing duly executed by Borrower and the Agent (with any required consent of the Lenders pursuant to the Facility Agreement as if this Amendment were a Loan Document). Any such waiver, modification or amendment shall be binding upon Borrower, the Agent, each Lender and each holder of any of the Notes.

(c) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Agent, the Lenders and any holder of any of the Notes.

(a) Captions. The captions and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(b) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(c) Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

SIENTRA, INC., a Delaware corporation

By:	/s/ Ron Menezes
Name: Ron Menezes
Title: President and CEO

[Signature Page to First Amendment - Borrower]

AGENT:

DEERFIELD PARTNERS, L.P.

By: Deerfield Mgmt, L.P., its General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:	/s/ David Clark
Name: David Clark
Title: Authorized Signatory

[Signature Page to First Amendment - Agent]